GUARANTY BANCSHARES HOLDING CORPORATION
                      1201 Brashear Avenue
                  Morgan City, Louisiana  70381


            NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          MAY 28, 1996


                                                      May 4, 1996

     The Annual Meeting of Shareholders of Guaranty Bancshares Holding Corporation will be held on Tuesday, May 28, 1996 at 1:00 p.m. in the Board of Directors Room located on the second floor of the Guaranty Bank & Trust Building, 1201 Brashear Avenue, Morgan City, Louisiana, for the following purposes:

     (1) To elect twelve directors to hold office until the next annual meeting of shareholders and until their successors are elected and qualified;

     (2)  To approve a Plan of Reorganization;

     (3) To adopt Amendments to the Articles of Incorporation to implement the Plan of Reorganization; and

     (4) To transact such other business as may properly come before the meeting.

     The Board of Directors has fixed April 26, 1996 as the record date for the determination of shareholders entitled to vote at the meeting.

     If you will be unable to attend the meeting, kindly mark, sign, date and return the enclosed proxy. A postage prepaid envelope is enclosed for your use. Prompt response is helpful, and your cooperation will be appreciated.


                               By Order of the Board of Directors

                                             Wiley Magee
                                             Secretary




                              PROXY
             GUARANTY BANCSHARES HOLDING CORPORATION
                      1201 Brashear Avenue
                  Morgan City, Louisiana  70381

   This Proxy is Solicited on Behalf of the Board of Directors

     I, the undersigned, one of the shareholders of Guaranty Bancshares Holding Corporation, do hereby nominate and appoint Frank J. Domino, Sr. or Wiley Magee, or either one of them, to be my proxy, to vote in my place and stead all of my shares of the stock of Guaranty Bancshares Holding Corporation at its Annual Meeting of Shareholders to be held on May 28, 1996 at 1:00 p.m. in the Board of Directors Room located on the second floor of the Guaranty Bank & Trust Building, 1201 Brashear Avenue, Morgan City, Louisiana, or at any adjournment thereof, for the purposes of:

     Item 1: Electing directors to the Board of Directors of Guaranty Bancshares Holding Corporation

          FOR all nominees listed below                WITHHOLD
                                                       AUTHORITY
          (except as marked to the contrary            to vote for
                                                       all nominees
          below)
          listed below

H.W. Bailey                                    Randolph Cullom
Wiley Magee                                    Brooks Blakeman
Frank J. Domino, Sr.                           Lee A. Ringeman
Robert M. Bourgeois, M.D.                      Conley J. Dutreix
Kay S. Vinson                                  Vincent Cannata
Anthony J. Guarisco, Sr.                       J. Cameron Webster



INSTRUCTION: To withhold authority to vote for any individual nominee, write the nominee name(s) on the space provided below.





     Item 2:  Approving a Plan of Reorganization

          FOR                 AGAINST                  ABSTAIN




     Item 3: Adopting Amendments to the Articles of Incorporation to Implement the Plan of Reorganization

          FOR                 AGAINST                  ABSTAIN




     Item 4: Taking any other action upon any other matter that may properly come before the meeting or any adjournments thereof.

          FOR                 AGAINST                  ABSTAIN




     The undersigned acknowledges receipt of the Notice of Annual
Meeting of Shareholders and the Proxy Statement furnished herewith. The undersigned hereby revokes any proxies heretofore given to vote said shares.

     To the extent not otherwise instructed above, shares represented by this proxy will be voted FOR the nominees for directors recommended by the Board of Directors of Guaranty
Bancshares Holding Corporation, FOR approving the Plan of
Reorganization recommended by the Board of Directors, and FOR adopting an Amendment to the Articles of Incorporation to implement the Plan of Reorganization.


     THUS EXECUTED ON
                     , 1996.





PLEASE DATE, SIGN AND MAIL                          Print Your Name
                                                    Here:
THIS PROXY PROMPTLY TO:

Wiley Magee



                                                    Sign Your Name
Corporate Secretary                                 Here:
Guaranty Bancshares Holding Corporation
1201 Brashear Avenue
Morgan City, Louisiana  70381





                              PRELIMINARY

               Guaranty Bancshares Holding Corporation
                         1201 Brashear Avenue
                    Morgan City, Louisiana  70381

May 6, 1996


                         PROXY STATEMENT

FOR ITS ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 28, 1996

     This Proxy Statement is furnished to shareholders of Guaranty Bancshares Holding Corporation ("Bancshares") in connection with a solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of Bancshares to be used at the annual meeting of shareholders of the Company to be held on May 28, 1996, at 1:00 p.m., in the Board of Directors Room located on the second floor of the Guaranty Bank & Trust Company Building, 1201 Brashear Avenue, Morgan City, Louisiana. The above described proxy and this proxy statement were mailed on or about May 6, 1996.

Voting Procedure

     As of the close of business on April 15, 1996, there were outstanding (including treasury shares) 210,000 shares of Class A Common Stock ("Class A Common Shares"), par value $5.00 per share, and 170,877 shares of Class B Common Stock ("Class B Common
Shares"), no par value.   Each of the Class A Common Shares and the
Class B Common Shares (collectively, the "Common Shares") entitles the holder thereof to vote on all matters presented at the meeting, voting together as a single class. Each holder is entitled to one vote for each share of common stock held.
     On April 15, 1996, there were outstanding 21,900 shares of $.50 Cumulative Preferred Stock ("$.50 Preferred Shares"), and 145,001 shares of $2.70 Cumulative Preferred Stock ("$2.70 Preferred Shares"). Each of the $.50 Preferred Shares and the $2.70 Preferred Shares (collectively, the "Preferred Shares") entitles the holder thereof to one vote with respect to the proposed Plan of Reorganization, and amending Bancshares' Articles of Incorporation as a necessary step in implementing the Plan of Reorganization. Under the Plan of Reorganization, the holders of the Common Shares and the $.50 Preferred Shares and the $2.70 Preferred Shares will have the opportunity to vote their shares to amend Bancshares' Articles of Incorporation to: (1) increase the authorized amount of Class B Common Stock from 210,000 shares to 1,500,000 shares; and (2) reclassify the outstanding 145,001 shares of $2.70 Cumulative Preferred Stock as Class B Common Stock, at the rate of $27.80 in value of Class B Common per share of $2.70 Cumulative Preferred; and (3) exchange the outstanding 21,900 shares of $.50 Cumulative Preferred Stock for Class B Common Stock, at the rate of $5.00 in value of Class B Common per share of $.50 Cumulative Preferred; and (4) reclassify the outstanding 210,000 shares of Class A Common Stock as Class B Common Stock at the rate of one share of Class B Common Stock for each share of Class A Common Stock to be reclassified; and (5) redesignate the Class B Common Stock and any authorized, but unissued preferred stock, as limited to the overall authorization of 1,500,000 shares, as Common
Stock.    Adoption of the Plan of Reorganization requires the
approval of (1) 80% of the Class A Common and Class B Common shares, considered as a single class, of the votes entitled to be cast or, alternatively, 2/3's of the votes entitled to be cast other than the votes of shareholders holding 10% or more of the stock in each class, and (2) 80% of the $2.70 Cumulative Preferred shares and 80% of the $.50 Cumulative Preferred shares, each voting as a separate class, of the votes entitled to be cast or, alternatively, 2/3's of the votes entitled to be cast other than the votes of shareholders holding 10% or more of the stock in each class.
     The By-Laws provide that the holders of a majority of the outstanding shares entitled to vote, present in person or represented by proxy, shall constitute a quorum. If a quorum is present, the vote of a majority of the shares present or represented by proxy will decide all questions properly brought before the meeting, except that the Plan of Reorganization must be approved by holders of 80% of the Common Stock, considered as a single class, and by the holders of 80% of the $2.70 Preferred Stock and 80% of the $.50 Preferred Stock, each voting as a separate class or, alternately by 2/3's of the votes entitled to be cast in each class other than the votes of shareholders holding 10% or more of the stock in each class. If the holders of 80% of the Common Stock, considered as a single class, and the holders of 80% of the $2.70 Preferred Stock and 80% of the $.50 Preferred Stock, each voting as a class, or, alternately by 2/3's of the votes entitled to be cast in each class other than the votes of shareholders holding 10% or more of the stock in each class, do not approve the Plan of Reorganization, it will not be implemented.
     Directors will be elected by a plurality vote of the Common Shares present, in person or by proxy, entitled to vote at the meeting.
     Proxies in the enclosed form are solicited by the Board of Directors of Bancshares to provide an opportunity to every shareholder to vote on all matters scheduled to come before the meeting as to which such shareholder is entitled to vote, whether or not he or she attends in person. If proxies in the enclosed form are properly executed and returned, the Common Shares and Preferred Shares represented thereby will be voted at the meeting in accordance with stockholder direction. Proxies in the enclosed form representing Common Shares will be voted for the election of directors, for the Plan of Reorganization and for the amendment of the Articles of Incorporation, unless contrary specification is made. Proxies in the enclosed form representing Preferred Shares will be voted for the Plan of Reorganization and the amendment of the Articles of Incorporation, unless contrary specification is made. Any shareholder executing a proxy may revoke that proxy any time prior to the exercise thereof by filing with the Secretary of Bancshares a written revocation or duly executed proxy bearing a later date. The proxy will be deemed revoked if the shareholder is present at the annual meeting and elects to vote in person.

Proxy Solicitation

     The cost of soliciting proxies will be borne by Bancshares.
In addition to solicitation by mail, certain officers, directors and regular employees of Bancshares and its subsidiary, Guaranty Bank & Trust Company of Morgan City, who will receive no additional compensation for their services, may solicit proxies by telephone, telegraph or personal call.

Election of Directors

     The By-Laws of Bancshares authorize the Board of Directors or the shareholders, at any meeting thereof, to fix the number of members of the Board at not less than five nor more than thirty. The persons named in the enclosed proxy intend to vote such proxy, unless otherwise directed, for the election of the twelve nominees named below to serve until their successors are duly elected and qualified. In the unanticipated event that any of the nominees cannot be a candidate at the annual meeting, proxies will be voted in favor of such additional nominees as may be designated by the Board of Directors.
     The following table sets forth certain information, as of April 15, 1996, concerning the nominees, and all nominees and officers as a group, including their beneficial ownership of Common Shares, as well as $.50 Preferred Shares and $2.70 Preferred Shares, of Bancshares. Unless otherwise indicated, (i) each nominee has been engaged in the principal occupation shown for more than the past five years, and (ii) shares shown as being beneficially owned are also held with sole voting and investment power. Nominees Bailey, Blakeman, Cannata, Cullom, Domino, Dutreix, Guarisco, Magee and Ringeman are also members of the Board of Directors of Bancshares' wholly owned subsidiary, Guaranty Bank & Trust Company of Morgan City (the "Bank").

Name, Age, and Principal Occupation: H.W. Bailey (73), Retired since 1/1/83; Executive vice President and Chief Administrative
Officer of McDermott, Inc. (Offshore costruction)

Year First Became Director of Bancshares:  1982

Common Shares Beneficially Owned (1) (2):  17,666 (4)

Percent of Class of Common Shares (2):  4.74%

$2.70 Preferred Shares Beneficially Owned (1):  7,700 (5)

Percent of Class of $2.70 Preferred Shares (3):  5.31%

$.50 Preferred Shares Beneficially Owned (1):  2,266

Percent of Class of $.50 Preferred Shares (3):  10.35%


Name, Age, and Principal Occupation:  Brooks Blakeman (49),
Chairman of the Board of Bancshares and the Bank; Vice President and General Manager of Franks Casing Crews, Inc. (oilfield services)

Year First Became Director of Bancshares:  1988

Common Shares Beneficially Owned (1) (2):  34.070 (6)

Percent of Class of Common Shares (2):  9.13%

$2.70 Preferred Shares Beneficially Owned (1):  15,475 (7)

Percent of Class of $2.70 Preferred Shares (3):  10.67%

$.50 Preferred Shares Beneficially Owned (1):  3,175 (7)

Percent of Class of $.50 Preferred Shares (3):  14.50%


Name, Age, and Principal Occupation:  Robert M. Bourgeois, M.D.
(38), Physician, Bourgeois Medical Center

Year First Became Director of Bancshares:  -

Common Shares Beneficially Owned (1) (2):  -

Percent of Class of Common Shares (2):  -

$2.70 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $2.70 Preferred Shares (3):  -

$.50 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $.50 Preferred Shares (3):  -


Name, Age, and Principal Occupation:  Vincent Cannata (81),
President of Cannata's Super Market, Inc.

Year First Became Director of Bancshares:  1982

Common Shares Beneficially Owned (1) (2):  22,343 (8)

Percent of Class of Common Shares (2):  5.99%

$2.70 Preferred Shares Beneficially Owned (1):  9,835 (9)

Percent of Class of $2.70 Preferred Shares (3):  6.78%

$.50 Preferred Shares Beneficially Owned (1):  2,673

Percent of Class of $.50 Preferred Shares (3):  12.21%



Name, Age, and Principal Occupation:  Randolph Cullom (58),
President and Chief Executive Officer of Bancshares and the Bank

Year First Became Director of Bancshares:  1990

Common Shares Beneficially Owned (1) (2):  200

Percent of Class of Common Shares (2):  -

$2.70 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $2.70 Preferred Shares (3):  -

$.50 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $.50 Preferred Shares (3):  -



Name, Age, and Principal Occupation:  Frank J. Domino, Sr. (76),
President of Frank's Motor, Inc. (auto sales); Secretary and
Treasurer of Domino Developers, Inc. (home construction

Year First Became Director of Bancshares:  1982

Common Shares Beneficially Owned (1) (2):  5,280 (10)

Percent of Class of Common Shares (2):  1.42%

$2.70 Preferred Shares Beneficially Owned (1):  2,045 (11)

Percent of Class of $2.70 Preferred Shares (3):  1.41%

$.50 Preferred Shares Beneficially Owned (1):  1,190

Percent of Class of $.50 Preferred Shares (3):   5.43%


Name, Age, and Principal Occupation:  Conley Dutreix (48),
Executive Vice President of Bancshares and the Bank; Director of the Bank since 1992.

Year First Became Director of Bancshares:  1993

Common Shares Beneficially Owned (1) (2):  200

Percent of Class of Common Shares (2):  -

$2.70 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $2.70 Preferred Shares (3):  -

$.50 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $.50 Preferred Shares (3):  -


Name, Age, and Principal Occupation:  Anthony Guarisco, Sr. (85),
President of Guarisco Enterprises, inc. (holding company for sub-sidiaries engaged in diesel fuel distribution, shell sales, and transport; and real estate

Year First Became Director of Bancshares:  1982

Common Shares Beneficially Owned (1) (2):  37,542

Percent of Class of Common Shares (2):  10.06%

$2.70 Preferred Shares Beneficially Owned (1):  4,558

Percent of Class of $2.70 Preferred Shares (3):  3.14%

$.50 Preferred Shares Beneficially Owned (1):  2,500

Percent of Class of $.50 Preferred Shares (3):   11.42%


Name, Age, and Principal Occupation: Wiley Magee (52), Secretary to the Board of Bancshares and the Bank; President of Morgan City
Supply, Inc. (wholesale and retail hardware)

Year First Became Director of Bancshares:  1982

Common Shares Beneficially Owned (1) (2):  4,304

Percent of Class of Common Shares (2):  1.15%

$2.70 Preferred Shares Beneficially Owned (1):  1,043

Percent of Class of $2.70 Preferred Shares (3):  -

$.50 Preferred Shares Beneficially Owned (1):  1,238

Percent of Class of $.50 Preferred Shares (3):   5.65%


Name, Age, and Principal Occupation:  Lee A. Ringeman (66),
Executive Vice President and Chief Financial Officer of Bancshares and the Bank

Year First Became Director of Bancshares:  1989

Common Shares Beneficially Owned (1) (2):  1,931 (12)

Percent of Class of Common Shares (2):  -

$2.70 Preferred Shares Beneficially Owned (1):  555 (13)

Percent of Class of $2.70 Preferred Shares (3):  -

$.50 Preferred Shares Beneficially Owned (1):  800

Percent of Class of $.50 Preferred Shares (3):  3.65%


Name, Age, and Principal Occupation: Kay S. Vinson (56), Presidnet of Sub-Surface Tools, Inc. (oilfield equipment sales and rentals)

Year First Became Director of Bancshares:  -

Common Shares Beneficially Owned (1) (2):  -

Percent of Class of Common Shares (2):  -

$2.70 Preferred Shares Beneficially Owned (1):   -

Percent of Class of $2.70 Preferred Shares (3):  -

$.50 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $.50 Preferred Shares (3):  -


Name, Age, and Principal Occupation:  J. Cameron Webster (53),
President Twin Brothers Marine Corporation (manufacturer, offshore drilling platforms)

Year First Became Director of Bancshares:  -

Common Shares Beneficially Owned (1) (2):  -

Percent of Class of Common Shares (2):  -

$2.70 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $2.70 Preferred Shares (3):  -

$.50 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $.50 Preferred Shares (3):  -


Name, Age, and Principal Occupation:  All Executive Officers and
Directors of Bancshares and the Bank

Year First Became Director of Bancshares:  -

Common Shares Beneficially Owned (1) (2):  123,566

Percent of Class of Common Shares (2):  33.13%

$2.70 Preferred Shares Beneficially Owned (1):  41,226

Percent of Class of $2.70 Preferred Shares (3):  28.43%

$.50 Preferred Shares Beneficially Owned (1):  13,872

Percent of Class of $.50 Preferred Shares (3):  63.21%


(1) Except as noted below, all shares of Bancshares' stock set forth above constitute direct beneficial ownership by such director with full voting and investment power. The address of each director is c/o Guaranty Bank & Trust Company of Morgan City, Post Office Box 2208, Morgan City, Louisiana 70381.

(2) Includes aggregate of Class A Common stock and Class B Common stock. Percent of class omitted where less than one percent.

(3)  Percent of class omitted where less than one percent.

(4)  Includes 7,700 shares in the name of Bailey Estate.

(5)  Includes 3,850 shares in the name of Bailey Estate.

(6) Includes 33,870 shares held by the Blakeman Trust over which Mr. Blakeman shares voting powers.

(7) Shares held by the Blakeman Trust over which Mr. Blakeman shares voting powers.

(8)  Includes 6,910 shares in the name of Cannata's Super Market,
     Inc. over which Mr. Cannata shares voting and investment power.

(9)  Includes 3,455 shares in the name of Cannata's Super Market,
     Inc. over which Mr. Cannata shares voting and investment power.
(10) Includes 60 shares in the name of Mr. Domino's wife.

(11) Includes 30 shares in the name of Mr. Domino's wife.

(12) Includes 1,186 shares held jointly with Mrs. Ringeman and 32 shares held jointly with Mr. Ringeman's grandson.

(13) Includes 195 shares held jointly with Mrs. Ringeman and 32 shares held jointly with Mr. Ringeman's grandson.

     None of the directors of Bancshares holds a directorship in any company with a class of securities registered under Section 12 of the Securities Exchange Act of 1934, as amended, or subject to the requirements of Section 15(d) of that Act or in any company registered as an investment company under the Investment Company Act of 1940, as amended.

     Bank directors received compensation at the rate of $250 for each regular directors meeting attended, $100 for committee meetings attended, and a $1,500 fee for serving as a director. No fees were paid for service on Bancshares' Board.

     No family relationships exist among the above named directors, nominees for the Board or the executive officers of Bancshares or the Bank.


Legal Proceedings

     Bancshares is not engaged in any legal action, other than ordinary routine litigation incidental to the business. The Bank is involved in a number of legal actions in the normal course of its operations. In the opinion of management, based on a review of such litigation with legal counsel, the outcome of such actions should not have a material effect upon the business or financial condition of Bancshares.

Compliance with Section 16(a) of the Securities Exchange Act of
1934

     According to (i) the Forms 3 and 4 and any amendments thereto filed pursuant to Section 16(a) of the Securities Exchange Act of 1934 ("Section 16") and furnished to the Company during 1995 by persons subject to Section 16 at any time during 1995 with respect to securities of the Company ("Company Section 16 Insiders"), (ii) the Forms 5 with respect to 1995 and any amendments thereto filed pursuant to Section 16 and furnished to the Company by Company
Section 16 Insiders, and (iii) the written representations from Company Section 16 Insiders that no Form 5 with respect to the securities of the Company was required to be filed by such Company
Section 16 Insider, respectively, with respect to 1995, no Company
Section 16 Insider failed to file altogether or timely any Forms 3, 4, or 5 required by Section 16 with respect to the securities of the Company or to disclose on such Forms transactions required to be reported thereon.

Board Committees

     During 1995, the Board of Directors of Bancshares met eight times. During 1995, the Board of Directors of the Bank met 15 times. Each director attended at least 75% of the aggregate number of board and committee meetings held.
     The Board of Directors of the Bank has an Executive Committee, the current members of which are Messrs. Bailey, Blakeman, Cullom, Domino and Magee. The Executive Committee shall have and may exercise all of the authority of the Board of Directors in the management of business and affairs of the Bank. However, this committee does not have the authority of the Board of Directors in reference to:
     (a)  amending the Articles of Incorporation;
     (b)  approving a plan of merger or consolidation;
     (c) recommending to the shareholders the sale, lease, or exchange of all or substantially all of the property and assets of the Bank otherwise than in the usual and regular course of its business;
     (d) recommending to the shareholders a voluntary dissolution of the Bank or a revocation thereof;
     (e) amending, altering, or repealing these by-laws or adopting new by-laws;
     (f) filling vacancies in or removing members of the board of directors or of any committee;
     (g)  electing or removing officers or committee members;
     (h)  fixing the compensation of any committee member; and
     (i) altering or repealing any resolution of the board of directors which by its terms provides that it shall not be amendable or repealable.

     The Executive Committee did not meet during 1995.

     The Board of Directors of the Bank has an Audit Committee, the current members of which are Messrs. Blakeman, Cannata, and Domino, all of whom are outside directors. The Audit Committee, which met one time during 1995, is responsible for: (1) making recommendations to the Board of Directors concerning the selection and retention of Bancshares' independent auditors; (2) consulting with the Controller with regard to the plan of audit; (3) consulting directly with the Controller on any matter the Committee or the Controller deems appropriate in connection with carrying out the audit; (4) reviewing the plan and results of audits by its independent auditors and the Federal Deposit Insurance Corporation, and; (5) discussing audit recommendations with management and reporting the results of its reviews to the Board of Directors. Each director attended the meeting.
     Neither Bancshares nor the Bank has a Nominating Committee. Nominees for directors are selected by their Boards of Directors. Neither company has procedures established to consider nominees recommended by security holders.

Principal Shareholders

     The persons named below were, to the knowledge of Bancshares, the only persons as of April 15, 1996 who beneficially owned more than 5% of the outstanding Guaranty Bancshares Holding Corporation Class A and Class B Common Stock, more than 5% of the outstanding $2.70 Cumulative Preferred Stock, and more than 5% of the outstanding $.50 Cumulative Preferred Stock. Beneficial ownership consists of sole voting and investment power.


Name and Address of Beneficial Owner: H.W. Bailey, P.O. Box 2208, Morgan City, Louisiana 70381

Common Shares Beneficially Owned (1):  -

Percent of Class of Common Shares:  -

$2.70 Preferred Shares Beneficially Owned (1):  7,700 (2)

Percent of Class of $2.70 Preferred Shares:  5.31%

$.50 Preferred Shares Beneficially Owned (1):  2,266

Percent of Class of $.50 Preferred Shares:  10.35%


Name and Address of Beneficial Owner:  Brooks Blakeman, P.O. Box
2208, Morgan City, Louisiana  70381

Common Shares Beneficially Owned (1):  34,070 (3)

Percent of Class of Common Shares:  9.13%

$2.70 Preferred Shares Beneficially Owned (1):  15,475 (4)

Percent of Class of $2.70 Preferred Shares:  10.67%

$.50 Preferred Shares Beneficially Owned (1):  3,175 (4)

Percent of Class of $.50 Preferred Shares:  14.50%


Name and Address of Beneficial Owner:  Vincent Cannata, P.O. Box
2208, Morgan City, Louisiana  70381

Common Shares Beneficially Owned (1):  22,343 (5)

Percent of Class of Common Shares:  5.99%

$2.70 Preferred Shares Beneficially Owned (1):  9,835 (6)

Percent of Class of $2.70 Preferred Shares:  6.78%

$.50 Preferred Shares Beneficially Owned (1):  2,673

Percent of Class of $.50 Preferred Shares:  12.21%


Name and Address of Beneficial Owner:  CARI Corporation, 1100
Poydras St., New Orleans, Louisiana 70163

Common Shares Beneficially Owned (1):  -

Percent of Class of Common Shares:  -

$2.70 Preferred Shares Beneficially Owned (1):  8,046

Percent of Class of $2.70 Preferred Shares:  5.55%

$.50 Preferred Shares Beneficially Owned (1):  1,887

Percent of Class of $.50 Preferred Shares:  8.62%


Name and Address of Beneficial Owner:  Frank J. Domino Sr., P.O.
Box 2208, Morgan City, Louisiana  70381

Common Shares Beneficially Owned (1):  -

Percent of Class of Common Shares:  -

$2.70 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $2.70 Preferred Shares:  -

$.50 Preferred Shares Beneficially Owned (1):  1,190

Percent of Class of $.50 Preferred Shares:  5.43%


Name and Address of Beneficial Owner:  Anthony J. Guarisco, Sr.
P.O. Box 2208, Morgan City, Louisiana  70381

Common Shares Beneficially Owned (1):  37,542

Percent of Class of Common Shares:  10.06%

$2.70 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $2.70 Preferred Shares:  -

$.50 Preferred Shares Beneficially Owned (1):  2,500

Percent of Class of $.50 Preferred Shares:  11.42%


Name and Address of Beneficial Owner:  Leonard and Hayes, 1014
Seventh Street, Morgan City, Louisiana  70380

Common Shares Beneficially Owned (1):  -

Percent of Class of Common Shares:  -

$2.70 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $2.70 Preferred Shares:  -

$.50 Preferred Shares Beneficially Owned (1):  1,919

Percent of Class of $.50 Preferred Shares:  8.76%


Name and Address of Beneficial Owner: Wiley Magee, P.O. Box 2208, Morgan City, Louisiana 70381

Common Shares Beneficially Owned (1):  -

Percent of Class of Common Shares:  -

$2.70 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $2.70 Preferred Shares:  -

$.50 Preferred Shares Beneficially Owned (1):  1,238

Percent of Class of $.50 Preferred Shares:  5.68%


Name and Address of Beneficial Owner:  Murray P. Ordogne Estate,
1014 Seventh Street, Morgan City, Louisiana  70380

Common Shares Beneficially Owned (1):  -

Percent of Class of Common Shares:  -

$2.70 Preferred Shares Beneficially Owned (1):  -

Percent of Class of $2.70 Preferred Shares:  -

$.50 Preferred Shares Beneficially Owned (1):  3,090

Percent of Class of $.50 Preferred Shares:  14.11%


(1) Determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934 based upon information furnished by the persons listed or contained in filings made by them with the Securities and Exchange Commission.

(2)  Includes 3,850 shares in the name of Bailey Estate.

(3) Includes 33,870 shares held by the Blakeman Trust over which Mr. Blakeman shares voting powers.

(4) Shares held by the Blakeman Trust over which Mr. Blakeman shares voting powers.

(5)  Includes 6,910 shares in the name of Cannata's Super Market,
     Inc. over which Mr. Cannata shares voting and investment power.

(6)  Includes 3,455 shares in the name of Cannata's Super Market,
     Inc. over which Mr. Cannata shares voting and investment power.


Executive Officers

The executive officers of Bancshares and the Bank as of April 15, 1996, are as follows:

    Name       Age         Position Currently Held

Brooks Blakeman         49                  Chairman of the Board
                                            of Bancshares and the
                                            Bank

Randolph Cullom         58                  President and Chief
                                            Executive Officer of
                                            Bancshares and the Bank

Wiley Magee             52                  Secretary of the Board
                                            of Bancshares and the
                                            Bank

Lee A. Ringeman         66                  Executive Vice
                                            President and Chief
                                            Financial Officer of
                                            Bancshares and the Bank

Conley J. Dutreix       48                  Executive Vice
                                            President of the Bank
                                            and Assistant Secretary
                                            of the Board of
                                            Directors of Bancshares
                                            and the Bank

     Each executive officer has been an officer or director of Bancshares and the Bank for five years or more.

Executive Compensation

     The following table sets forth the aggregate cash compensation paid by the Bank for services rendered in all capacities during the fiscal years ended December 31, 1993, 1994, and 1995, with respect to each executive officer whose total cash compensation exceeded $100,000.
     Active officers of Bancshares are also officers of the Bank and receive no annual compensation from Bancshares.

Annual Compensation

Name and                      Other            All
Principal                    Annual           Other
Position     Year    Salary    Bonus (1)    Comp. (2)     Comp. (3)

Randolph     1995   $90,000   $26,785      $4,500         $  765
Cullom       1994    90,000    20,000       4,250            529
President    1993    90,000    30,000       4,500            529
and Chief
Executive
Officer of
Bancshares
and the Bank

     (1) Mr. Cullom has an employment contract with the Bank whereby his initial base annual salary is $90,000. In addition to the annual salary, he is entitled to a non-cumulative annual cash bonus of $300 for each basis point of return on average annual assets, up to a maximum of $30,000. Return on average annual assets is defined as the after tax earnings before any bonuses. The bonus earned in 1994 was paid in 1995 and 1995 was paid in 1996. Also as part of his employment agreement, in the event Mr. Cullom is terminated without good cause, he shall be entitled to receive one year annual salary as severance pay.

     (2)  Represents director fees.

     (3) The Bank paid approximately $765 in term life insurance premiums on behalf of Mr. Cullom in 1995 and $529 in each of the years 1994, and 1993, respectively. This group policy has no cash surrender value.

     The Bank has instituted an unqualified defined benefit retirement program for three of its executive officers, as follows:

Name and            Annual             Planned
Principal       Pre-Retirement       Retirement     Retirement
Position       Death Benefit (1)     Benefit (2)    Date - Age

Randolph Cullom    $487,250            $50,000       2002 - 65
President and
Chief Executive
Officer

Lee A. Ringeman     292,350             30,000       2000 - 70
Executive Vice
President

Conley J. Dutreix   292,350             50,000       2012 - 65
Executive Vice
President

(1)  Benefits payable to the participant's named beneficiaries.
(2)  Benefits payable monthly for life, 15 years certain.

     These benefits are funded by single premium life insurance policies on the lives of the participants. The policies are owned by the Bank and the proceeds from death benefits are payable to the Bank. Projected December 31, 1996 death benefits are as follows:
Mr. Cullom - $835,000; Mr. Ringeman - $317,000; and Mr. Dutreix -
 $377,000.
     If the Bank terminates a participant's employment prior to his planned retirement date for cause, the participant shall not be entitled to any benefits. If employment is terminated prior to his planned retirement date, other than by death or discharge for cause, the Bank shall pay to the participant an amount which is the actuarial equivalent of his annual retirement benefit, computed in accordance with the agreement.

     If a participant's employment is terminated within twenty-four
(24) months following a change in control of the Bank, the participant will be entitled to the benefits set forth in the preceding paragraph with the respective benefits being increased in amount by fifty (50%) percent. Change in control is defined as an occurrence in which a person, not presently owning 25% of the voting shares, including a syndicate or group deemed under Louisiana law to be a person, becomes the beneficial owner, directly or indirectly, of securities of the Company having 25% or more of the total number of votes which may be cast for directors of the Company, or during any period of two consecutive years, individuals who constitute the board of directors at the beginning of such period cease for any reasons to constitute at least a majority thereof unless the election, or the nomination for election by the Company's shareholders, of each new director was approved by a vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.
     Bancshares and the Bank have no established policy or practice with respect to providing personal benefits to officers, directors or principal stockholders. Although the Bank pays for civic and social club memberships for certain officers, the aggregate annual value per person of such benefits is considerably less than $2,500.
     Neither Bancshares nor the Bank has any other remuneration, pension or retirement plans in effect. The Bank provides health and life insurance coverage for all employees.

Modification Or Exchange of Securities

(a) Proposed Modifications to the Company's Outstanding Stock. As part of a plan of recapitalization more fully described below, the Company proposes that amendments of its Articles of Incorporation will be effected to (i) increase the authorized amount of Class B Common Shares from 210,000 shares to 1,500,000 shares; and (ii) reclassify the outstanding 145,001 shares of $2.70 Preferred Shares as Class B Common Shares, at the rate of $27.80 in value of Class
B Common per share of $2.70 Cumulative Preferred; and (iii) exchange the outstanding 21,900 shares of $.50 Preferred Shares for Class B Common Shares, at the rate of $5.00 in value of Class B Common per share of $.50 Preferred Shares; and (iv) reclassify the outstanding 210,000 shares of Class A Common Shares as Class B Common Shares at the rate of one share of Class B Common Stock for each share of Class A Common Stock to be reclassified; and (v) redesignate the Class B Common Shares and any unauthorized but unissued preferred stock as Common Stock as limited to the overall authorization of 1,500,000 shares. To the extent that the reclassifications of the Company's capital stock result in fractional share interests, cash payments will be made to eliminate same. The plan of recapitalization also provides that holders of $2.70 Preferred Shares will be entitled to certain cash payments in the form of dividends to be declared as part of the plan as more fully described below.
     The effect of the reclassifications and other features of the proposed plan of recapitalization will be to provide for one class of stock and to eliminate all of the rights of the holders of the two classes of preferred stock currently provided for in the Company's Articles of Incorporation, including the rights to annual accrual of dividends and rights to dividend preferences, as well as preferences upon liquidation, dissolution or winding up of the Company. However, the recapitalization is being proposed in order to eliminate the impediments to the Company's ability to raise capital and to its ability to expand and grow. Because the former holders of preferred stock will be holders of the Company's Common Stock after implementation of the plan of recapitalization, these former preferred shareholders will participate in the benefits of such expansion and growth. Furthermore, the value of the cash and Common Stock received by the $2.70 Preferred shareholders and the Common Stock received by the $.50 Preferred shareholders will be greater than the present value of the respective rights surrendered by such shareholders.
     Upon approval and implementation of the proposed plan of reorganization, for each share of 2.70 Cumulative Preferred, the holder will receive 2.5827 additional shares of Common Stock and $10.25 cash with the share of $2.70 preferred being itself converted into Common Stock. For each share of $.50 Cumulative Preferred, the holder will receive .6443 shares of Common Stock in exchange for the share of $.50 Cumulative Preferred.

              RECAPITALIZATION AND COMMON STOCK ISSUE

     The following tables set forth, as of December 31, 1995, the value of consideration to be received expressed in terms of (a) issuance of Common Stock with an estimated fair value of $7.76 in exchange for the outstanding $2.70 Preferred Shares and the $.50 Preferred Shares, (b) the ratio of Common Shares outstanding following the exchange, and (d) the estimated fair value of Common Shares outstanding following the exchange:


                                                   Common
                                                   Shares
                                                 Outstanding
                    Shares         Exchange       Following
                   Preferred        Ratio         Exchange

$2.70 Preferred     145,001         3.5827         519,495

$  .50 Preferred     21,900          .6443          14,110

Class A Common      206,124         1.0000         206,124


Class B Common      166,901         1.0000         166,901
Common Stock                                       906,630


Estimated Fair Value of
Common Stock Outstanding
Following the Exchange                          $7,035.000

     The following table sets forth, as of December 31, 1995, (a) Bancshares' consolidated Stockholders' Equity, (b) the pro forma adjustments resulting from recapitalization, and (c) the pro forma consolidated Stockholders' Equity following the recapitalization:

                                                    Pro Forma
                                                  Consolidated
                  Stockholders'   Pro Forma          Equity
                     Equity      Adjustments        Following
                    12/31/95   Debit    Credit   Recapitalization

                     (In Thousands of Dollars)
Bank Debt           $ -0-             $1,000 (1)    $  1,000

Stockholders' Equity
$2.70 Preferred
    Stock           $3,481  $3,481 (2)    -              -

$.50 Preferred Stock   107     107 (2)    -              -
Class A Common
    Stock            1,050   1,050 (2)    -              -

Common Stock            17       -        74 (2)          91

Capital Surplus      2,039      16 (3) 4,564 (2)       6,587

Accumulated Deficit (1,023)  1,486 (4)    -           (2,509)

Treasury Stock         (16)      -        16 (3)         -

Net Unrealized Gain on
Securities Available
for Sale                 7       -         -               7
Stockholders'
   Equity           $5,662                            $4,176

Notes:
(1) Funds borrowed for proposed cash dividend of $10.25 per share of $2.70 Preferred Stock.
(2) Issuance of 739,729 shares of Common Stock in exchange for the outstanding $2.70 Preferred Stock, $.50 Preferred Stock and Class A Common Stock, $5 par value, at a $.10 stated value.
(3)  Elimination of Treasury Stock.
(4)  Cash dividend on $2.70 Preferred Stock.


(b) Features of The Company's Outstanding Stock Before and After the Proposed Recapitalization. As noted, the Company proposes that its Articles of Incorporation be amended to reclassify its preferred stock and its Class A Common Stock as Class B Common Stock and to redesignate its Class B Common Stock as Common Stock so as to provide for only one class of capital stock after implementation of the plan of recapitalization.
     At present, the Company is authorized to issue 420,000 shares of common stock, 210,000 of which are designated as Class A Common Shares with a $5.00 par value (of which 210,000 are outstanding, including treasury shares); and 210,000 of which are designated as Class B Common Shares with no par value (of which 170,877 are outstanding, including treasury shares). In addition, the Company's Articles of Incorporation authorize issuance of 210,000 shares of no par value preferred stock in one or more series. The initial series of preferred stock issued pursuant to this authorization was the $2.70 Preferred Shares, and 145,001 shares
of such stock are currently outstanding.   Of the remaining
authorized 64,999 shares of preferred stock, a second series of no par value preferred stock, the $.50 Preferred Shares has been authorized, of which 21,900 shares are outstanding.
     Thus, under the Company's Articles of Incorporation prior to the proposed amendments, the Company is authorized to issue a total of 630,000 shares of common and preferred stock and has outstanding a total of 547,778 shares, including treasury shares, of common and preferred stock, of which 210,000 shares are Class A Common Shares, 170,877 shares are Class B Common Shares, 145,001 shares are $2.70 Preferred Shares and 21,900 shares are $.50 Preferred Shares.
     Under the Articles of Incorporation as currently written, the Class A Common Shares and the Class B Common Shares is equal in all respects regarding their preferences, limitations, values and relative rights. The only difference is that the Class A Common Shares have a designated par value of $5.00 per share, whereas the Class B Common Shares are designated as having no par value. Accordingly, holders of both the Class A Common Shares and the Class B Common Shares have one vote for each share held on matters as to which the vote or consent of the shareholders of the Company may be required. Further, the holders of Class A Common Shares and the Class B Common Shares share ratably in any cash dividends declared by the Board of Directors, and, in the event of liquidation, dissolution or winding up of the Company, share ratably in the assets of the Company available for distribution to its common shareholders. Neither the Class A Common Shares nor the Class B Common Shares has conversion or redemption rights.
     After the proposed amendments to the Company's Articles of Incorporation, the current holders of Class A Common Shares and of Class B Common Shares will continue to have the same relative rights and preferences as they had prior to the amendments. The only difference will be that the current holders of the Class A Common Shares, which has a $5.00 per share par value, will hold, after the recapitalization, Common Shares with no par value; and the current holders of Class B Common Shares will hold Common Shares that is exactly the same as they held prior to the proposed amendments, except that the name of the stock will have been changed from Class B Common Shares to Common Shares.
     Under the Articles of Incorporation prior to the proposed amendments, each share of the $2.70 Preferred Shares are entitled to receive, if and when declared by the Board of Directors, cumulative cash dividends at a rate of $2.70 per annum per share. These dividends accrue from July 13, 1988 and are entitled to be paid in preference to the holders of the Class A Common Shares, the Class B Common Shares, and the $.50 Preferred Shares. No dividends are payable until and unless declared by the Board of Directors, and no interest is payable on dividends in arrears. All dividends declared by the Board to date have been paid, but there are accrued but undeclared dividends from October 13, 1989 through April 13, 1996 of $2,544,768. The Articles of Incorporation also currently provide that the Company can redeem the $2.70 Preferred Shares in 1996 at the price of $27.80 per share. Upon liquidation, dissolution or winding up of the Company, the holders of $2.70 Preferred Shares are entitled to receive $27.00 per share of $2.70 Preferred Shares, plus accrued and unpaid dividends to the date of payment, before any distribution of assets of the Company may be made to holders of common stock or $.50 Preferred Shares. The holders of the $2.70 Preferred Shares have no conversion or preemptive rights.
     Further, the Articles of Incorporation currently provide that neither the Board of Directors nor the holders of common stock of the Company may amend, alter or repeal any provision of the Articles of Incorporation of the Company in any manner that adversely affects any of the rights, privileges, preferences, powers or restrictions provided for the benefit of the $2.70 Preferred Shares without the favorable vote of the holders of at least fifty-one percent (51%) of the outstanding shares of $2.70 Preferred Shares, voting as a class.
     Under the Articles of Incorporation prior to their amendment, each share of the $.50 Preferred Shares is entitled to receive, if and when declared by the Board of Directors, cumulative cash dividends at a rate of $.50 per annum per share which accrue from the date of share issuance. Said dividends and any right on liquidation are entitled to be paid in preference to holders of the Company's common stock, but are junior to the rights of holders of $2.70 Preferred Shares. No dividends are payable until and unless declared by the Board of Directors, and no interest is payable on dividends in arrears. No dividends have ever been declared on the $.50 Preferred Shares, but there are accrued but undeclared dividends from July 13, 1989 through April 13, 1996 of $72,112.
The Company can redeem the $.50 Preferred Shares at any time at a price of $5.00 per share. The holders of $.50 Preferred Shares have no conversion or preemptive rights.
     Neither the Board of Directors nor the holders of common stock of the Company may amend, alter or repeal any provision of the Articles of Incorporation of the Company in any manner that adversely affects any of the rights, privileges, preferences, powers or restrictions provided for the benefit of the $.50 Preferred Shares without the favorable vote of the holders of at least fifty-one percent (51%) of the outstanding shares of $.50 Preferred Shares, voting as a class.
     It is proposed that the Company's Articles of Incorporation be amended to (i) increase the authorized amount of Class B Common Shares from 210,000 shares to 1,500,000 shares; and (ii) reclassify the outstanding 145,001 shares of $2.70 Preferred Shares as Class
B Common Shares, at the rate of $27.80 in value of Class B Common per share of $2.70 Preferred Shares; and (iii) exchange the outstanding 21,900 shares of $.50 Preferred Shares as Class B Common Shares, at the rate of $5.00 in value of Class B Common per share of $.50 Preferred Shares; and (iv) reclassify the outstanding 210,000 shares of Class A Common Shares as Class B Common Shares at the rate of one share of Class B Common Shares for each share of Class A Common Shares to be reclassified; and (v) redesignate the Class B Common Shares and any authorized but unissued preferred stock as limited to the overall authorization of 1,500,000 shares, as Common Stock. The effect of these reclassifications will be to provide for one class of stock, after implementation of the plan of recapitalization, and to eliminate all of the rights of the holders of the two classes of preferred stock currently provided for in the Company's Articles of Incorporation, including the rights to annual accrual of dividends and rights to dividend preferences, as well as preferences upon liquidation, dissolution or winding up of the Company. While these rights will be eliminated, the value of the cash and Common Stock received by the $2.70 Preferred shareholders and the Common Stock received by the $.50 Preferred shareholders will be greater than the present value of the respective rights surrendered by such shareholders.

(c)  Reasons for the Proposed Recapitalization.   The Company is
a one-bank holding company for its principal subsidiary, Guaranty Bank & Trust Company of Morgan City (the "Bank"). As of this date, the operations of the Bank have not been such as to permit the Company to pay all of the dividends as they accrue on the $2.70 Preferred Shares or the $.50 Preferred Shares. While some dividends have been paid, as of April 13, 1996,$2,544,768 of dividends on the $2.70 Preferred Shares have not been declared or paid and as of April 13, 1996, $72,112 of dividends on the $.50 Preferred Shares have not been declared or paid. Absent significant and unanticipated changes in the Bank's operations and profitability, it does not appear that the Company will be able to declare and pay dividends as they accrue unless there is a
liquidation or other disposition of the Bank or the Company.   In
addition, the burden placed on the Company by the continued accrual of the dividends on the preferred stock may have a negative effect on the overall value of the Company.
     The plan of recapitalization, under which the $2.70 Preferred Shares and the $.50 Preferred Shares will ultimately be reclassified as Common Shares, is for the purpose of eliminating the impediments to the Company's ability to raise capital, and thus, its ability to expand and grow. The general effect of the proposed reclassifications is that the holders of $2.70 Preferred Shares and $.50 Preferred Shares no longer will be preferred shareholders and will not have the rights of preferred shareholders. However, the former preferred shareholders will become owners of shares of Common Stock, with the rights of common stockholders. Furthermore, the value of the cash dividends and Common Stock received by the $2.70 Cumulative Preferred shareholders and the Common Stock received by the $.50 Cumulative Preferred shareholders will be greater than the present value of the respective rights surrendered by such shareholders.

(d) No Arrears in Dividends. There are no arrears in dividends with regard to the $2.70 and $.50 Cumulative Preferred Stock. All dividends declared by the Board of Directors to date have been paid.

(e) Other Features of the Proposed Recapitalization Plan. The Company intends to use $500,000 of its funds and to borrow an additional $1,000,000 to declare and pay a dividend in approximately that same amount on the $2.70 Preferred Shares immediately before its reclassification. The Company will secure the borrowed funds by pledging the capital stock of the Bank that the Company owns. The Board of Directors of the Company will declare a dividend on the $2.70 Preferred Shares in the amount of $10.25 per share.
(f) Financial Information. The Annual Report to Shareholders furnished herewith is incorporated herein by reference.

(g) Regulatory Approval. If approved by the requisite vote of the shareholders, the Plan of Reorganization is subject to the approval of the regulatory authorities that supervise the operations of the Company and its Bank subsidiary.

Amendment of Articles of Incorporation

     Under the plan of recapitalization, the Articles of Incorporation of the Company will be amended (i) to increase the authorized number of Class B Common Shares from 210,000 to 1,500,000 shares; and (ii) to reclassify and convert the Class A Common Shares, the $2.70 Preferred Shares and the $.50 Preferred Shares into Class B Common Shares; and to redesignate the Class B Common Shares as Common Shares, all as described herein. The Articles of Incorporation of the Company will be further amended to remove all references to the Class A Common Shares, the $2.70 Preferred Shares and the $.50 Preferred Shares and to allow issuance of certificates representing shares of the Common Shares.


Financial Statements

      A copy of such Annual Report is being mailed with this Proxy Statement to each shareholder of record on the record date for the annual meeting.

Relationship With Independent Public Accountants

     Bancshares' consolidated financial statements for the year ended December 31, 1995 were audited by the firm of Darnall, Sikes, Kolder, Frederick & Rainey. Under the resolution appointing Darnall, Sikes, Kolder, Frederick & Rainey to audit Bancshares' financial statements, such firm will remain as Bancshares' auditors until replaced by the Board of Directors. Representatives of Darnall, Sikes, Kolder, Frederick & Rainey are expected to be present at the annual meeting, with the opportunity to make any statement they desire at that time, and will be available to respond to appropriate questions.

Other Proposed Action

     Bancshares does not know of any matters to be presented at the annual meeting other than those mentioned herein. However, if any other matters properly come before the meeting or any adjournments thereof, it is the intention of the persons named in the enclosed proxy to vote the shares represented by them in accordance with their best judgment.

Shareholder Proposals

     Shareholders who desire to present a proposal qualified for inclusion in the proxy material relating to the 1997 Annual Meeting of Guaranty Bancshares Holding Corporation must forward such proposals to the Secretary of Bancshares at the address listed on the first page of this proxy statement in time to arrive prior to December 16,1996, unless Bancshares notifies the stockholders otherwise. Only those proposals that are proper for stockholder action and otherwise proper may be included in Bancshares' proxy statement.

THE ATTACHED PROXY IS SOLICITED BY MANAGEMENT

                    BY ORDER OF THE BOARD OF DIRECTORS

                    Wiley Magee
                    Corporate Secretary


May 6, 1996.





                    PLAN OF REORGANIZATION OF
             GUARANTY BANCSHARES HOLDING CORPORATION
                    DURING THE 1996 TAX YEAR
                    ________________________


I.   PRESENT CAPITALIZATION


          Guaranty Bancshares Holding Corporation (the "Company") is a one bank holding company for its principal subsidiary, Guaranty Bank & Trust Company of Morgan City (the "Bank") and has its principal office at 1201 Brashear Avenue, Morgan City,
Louisiana.   The Company was incorporated under the laws of the
State of Louisiana on January 12, 1982, its tax identification number is 72-0933277, and its tax year ends on December 31st. At present the Company is authorized to issue 420,000 shares of common stock, 210,000 of which are designated as Class A Common Stock with a $5.00 par value of which 210,000 are outstanding and 210,000 of which are designated as Class B Common Stock with no par value of which 170,877 are outstanding. In addition, the Company is authorized to issue 210,000 shares of preferred stock, no par value.
          Both classes of common stock are equal in all respects regarding their preferences, limitations, value and relative rights. Each share of either class is entitled to one vote on matters as to which the vote or consent of the shareholders of the Company may be required. In addition, the holders of Class A Common Stock and Class B Common Stock share ratably in any cash dividends if, when and as declared by the Board of Directors and, in the event of liquidation, dissolution or winding up of the Company, share ratably, without distinction as to class in the assets of the Company available for distribution to its common shareholders. Neither class has conversion or redemption rights
nor have they been classified as Section 306 stock.   No dividends
have ever been paid on either class of common stock.
          The Company has authorized 210,000 shares of preferred stock, one series of which has been designated as $2.70 Cumulative Preferred of which 145,001 shares are outstanding. Said series is entitled to receive, if, as and when declared by the Board of Directors, out of funds of the Company legally available therefor, cumulative cash dividends at a rate of $2.70 per annum per share. Said dividends accrue from July 13, 1988 and are entitled to be paid in preference to the holders of the Company's common stock.
No interest is payable on dividends in arrears and no dividends are
payable until and unless declared by the Board of Directors.   All
dividends declared by the Board to date have been paid. The Company can redeem the $2.70 Cumulative Preferred shares in 1996 at the price of $27.80 per share. Preferred shareholders have limited voting rights in the event of a proposed amendment to the Articles of Incorporation or By-laws that may adversely affect any of the rights, privileges, preferences, powers or the restrictions provided for the benefit of the $2.70 Cumulative Preferred shares.

          The Company has also authorized 64,999 shares of $.50 Cumulative Preferred stock, of which 21,900 shares are outstanding. Said series is entitled to receive, if, as and when declared by the Board of Directors, out of funds by the Company legally available therefor, cumulative cash dividends at a rate of $.50 per annum per share which accrue from the date of share issuance. Said dividends and any right on liquidation are entitled to be paid in preference to holders of the Company's common stock but are junior to the to the rights of holders of $2.70 Cumulative Preferred. No interest is payable on dividends in arrears and no dividends are payable until and unless declared by the Board of Directors. No dividends have been declared or paid on this series of stock. The Company can redeem the $.50 Cumulative Preferred at any time at a price of $5.00 per share. Holders of the $.50 Cumulative Preferred have limited voting rights in the event of a proposed amendment to the Articles of Incorporation or By-laws that may adversely affect any of the rights, privileges, preferences, powers or restrictions provided for the benefit of the $.50 Cumulative Preferred shares.

          At present, the following issued shares of each class for each shareholder holding 5% or more of the outstanding shares of each class is as set forth on Exhibit A annexed hereto.
          The Company has no other outstanding securities.

II.  IMPEDIMENTS IMPOSED BY CURRENT CAPITAL STRUCTURE
          To this point, the operations of the Bank have not been such as to permit the payment of dividends as they accrue on the $2.70 Cumulative Preferred or the $.50 Cumulative Preferred and accrued but undeclared dividends aggregate $2,616,880 as of
April 13, 1996. Absent significant and unanticipated changes in the Bank's operations and profitability, it does not appear that the Company will be able to pay the accrued but undeclared dividends or future dividends as they accrue unless there is a liquidation or other disposition of the Bank or the Company. The burden placed on the Company by the continued accrual of the potential preferred dividend obligation can also have a negative effect on the overall value of the Company. In addition, the burden of the accrued but undeclared dividends impair the Company's ability to raise capital and, accordingly, its ability to expand and grow. To remedy these deficiencies, the Company proposes to reorganize under a plan that will eliminate the impediments imposed by the current structure and rights held by the $2.70 Cumulative Preferred and $.50 Cumulative Preferred shareholders.
III. PLAN OF RECAPITALIZATION
          As soon as is practical after the adoption and implementation of this plan of recapitalization, the Company proposes to borrow $1,000,000.00 to be secured by a pledge of the shares of the Bank which the Company owns, the proceeds of said borrowing plus $500,000.00 of company funds to be applied to a dividend equal to that aggregate amount which will be declared and paid on the $2.70 Cumulative Preferred shares.
Although the accrued but undeclared dividend obligation for $2.70 Cumulative Preferred Shares is $2,544,768, the actual value of those rights, given the prospect of earnings but eventual declaration of dividends by the Board is fixed at $1,031,000.
          Contemporaneously with said payment, the articles of incorporation shall be amended to reclassify the $2.70 Cumulative Preferred Shares as Class B Common at the rate of $27.80 in value of Class B Common per share of $2.70 Cumulative Preferred. The articles of incorporation shall be amended to exchange the $.50 Cumulative Preferred Shares for Class B Common at the rate of $5.00 in value of Class B. Common per share of $.50 Cumulative preferred. Finally, the Class A common will be re-classified as Class B on a one for one basis so as to provide for only one class of stock after implementation of the reorganization. To the extent that such a reclassification results in fractional share interests, cash payments will be made to eliminate same. Upon completion of the reclassification, the former $.50 Cumulative Preferred shareholders will exchange their share certificates to reflect the reclassification on the books of the Company while the certificates for the $2.70 Cumulative Preferred will be automatically
reclassified as common.   In addition, in order to accommodate the
reclassifications set forth herein, the Articles will be further amended to eliminate the authorized preferred and Class A Common shares and to increase the authorized amount of common (no par) shares to 1,500,000 shares.
          Upon implementation of this plan of reorganization each holder of a share of $2.70 Cumulative Preferred will have received cash in the amount of $10.25 in payment of the dividends to be declared and 2.5827 additional share(s) of Class B Common stock with a value of $27.80. Each holder of a share of $.50 Cumulative Preferred will have received .6443 share(s) of Class B Common stock with a value of $5.00. Each holder of Class A common will be converted into an equal number of Class B common shares. After the recapitalization, the ownership of shares in the Company will be as reflected in Schedule B, all of said values with respect to common stock being the fair market value as of the date of exchange. None of the exchanged shares are subject to any liabilities nor are any liabilities assumed by the exchanging shareholders as a result of this reorganization. The value of the cash and shares issued in connection with this reorganization is equivalent to the value of the rights surrendered. After completion of the plan of reorganization, the Company will continue in its business and no material changes thereto are planned. The Company has no further plans or intention to redeem or acquire any shares of outstanding stock nor do the shareholders have any plan or intention to dispose of any of the stock received by them in the exchange. The Company and the Shareholders respectively will each pay their own expenses, if any, incurred in connection with the recapitalization.

IV.  PRIOR APPROVALS
          This plan of reorganization, once recommended by the Board of Directors of the Company, is subject to approval by the appropriate majority vote of the shareholders of the company and by the applicable regulatory agencies to which either the Bank or the Company is subject.




                           EXHIBIT "A"
Shareholder's Name      No. of Shares    Percentage    Relationship
                                         Outstanding    to Corp.
Class A Common and Class B Common

Brooks Blakeman            34,070          9.13%       Chairman of
                                                       the Board
                                                       and Director

Vincent Cannata            22,343          5.99%       Director

Anthony J. Guarisco, Sr.   37,542         10.06%       Director

In addition, 279,070 shares of these classes are owned by 733 shareholders, none of whom own 5% or more of the outstanding shares of this class.

$2.70 Cumulative
Preferred

H. W. Bailey                7,700          5.31%       Director

Brooks Blakeman            15,475         10.67%       Chairman of
                                                       the Board
                                                       and Director

Vincent Cannata             9,835          6.78%       Director

CARI Corporation            8,046          5.55%       Shareholder

In addition, 103,875 shares of this class are owned by 524 shareholders, none of whom own 5% or more of the outstanding shares of this class.

Shareholder's Name      No. of Shares    Percentage    Relationship
                                         Outstanding   to Corp.

$.50 Cumulative
Preferred
H. W. Bailey                2,266          10.35%      Director

Brooks Blakeman             3,175          14.50%      Chairman of
                                                       the Board
                                                       and Director

Vincent Cannata             2,673          12.21%      Director

CARI Corporation            1,887           8.62%      Shareholder

Frank J. Domino, Sr.        1,190           5.43%      Director

Anthony J. Guarisco, Sr.    2,500          11.42%      Director

Leonard and Hayes           1,919           8.76%      Shareholder

Wiley Magee                 1,238           5.65%      Secretary
                                                       and Director

Murray P. Ordogne Estate    3,090          14.11%      Shareholder

In addition, 1962 shares of this class are owned by 3 shareholders, none of whom own 5% or more of the outstanding shares of this class.


                           EXHIBIT "B"
Shareholder's Name      No. of Shares    Percentage    Relationship
                                         Outstanding   to Corp.

Common

H. W. Bailey               46,711           5.15%      Director

Brooks Blakeman            91,557           10.10%     Chairman of
                                                       the Board
                                                       and Director

Vincent Cannata            59,300            6.54%     Director

CARI Corporation           48,020            5.30%     Shareholder

Anthony J. Guarisco, Sr.   55,481            6.12%     Director


In addition, 605,561 shares of this class are owned by 728 shareholders, none of whom own 5% or more of the outstanding shares of this class.






                    SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of
1934
                      (Amendment No.      )
Filed by the Registrant
Filed by a Party other than the Registrant
Check the appropriate box:
    Preliminary Proxy Statement
    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    Definitive Proxy Statement
    Definitive Additional Materials
    Soliciting Material Pursuant to 240.14a-11(c) or 240.14a-12

              GUARANTY BANCSHARES HOLDING CORPORATION
        (Name of Registrant as Specified In Its Charter)



(Name of person(s) filing proxy statement if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):
    $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-
     6(i)(2) or Item 22(a)(2) of Schedule 14A.
    $500 per each party to the controversy pursuant to Exchange
     Act Rule 14a-6(i)(3).
    Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     1) Title of each class of securities to which transaction applies:

     2) Aggregate number of securities to which transaction applies:

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

     4)   Proposed maximum aggregate value of transaction:

     5)   Total fee paid:

    Fee paid previously with preliminary materials.
    Check box is any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)   Amount Previously Paid:

     2)   Form, Schedule or Registration Statement No.:
                  Schedule 14A
     3)   Filing Party:
               Guaranty Bancshares Holding Corporation
     4)   Date Filed:
                                     , 1996